BRIDGE BUILDER TRUST
Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”)
Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”)
Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)
Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”)
Supplement dated May 1, 2026
to the Prospectus dated October 27, 2025, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

A.
The Board of Trustees of the Bridge Builder Trust (“Trust”), on behalf of the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund, has approved the termination of the investment sub‑advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (“BlackRock”) and the Trust. Accordingly, all references and information related to BlackRock, with respect to the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund, in the Prospectus are hereby deleted in their entirety.

B.
Additionally, the Board of Trustees of the Trust (the “Board”) has approved an investment sub‑advisory agreement among the Adviser, Russell Investment Management, LLC (“RIM”), and the Trust, pursuant to which RIM will serve as a sub‑adviser to an allocated portion of each of the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund. The termination of BlackRock’s investment sub‑advisory agreement and the Board’s approval of an investment sub‑advisory agreement among the Adviser, RIM, and the Trust, with respect to the Large Cap Growth Fund, was previously announced in a supplement dated January 22, 2026.

•
Artisan Partners Limited Partnership, Barrow, Hanley, Mewhinney & Strauss, LLC, LSV Asset Management, T. Rowe Price Associates, Inc., and Wellington Management Company, LLP will continue to serve as sub‑advisers to the Large Cap Value Fund.

•
Artisan Partners Limited Partnership, Champlain Investment Partners, LLC, Driehaus Capital Management LLC, Eagle Asset Management, Inc., Federated MDTA LLC, and Stephens Investment Management Group, LLC will continue to serve as sub‑advisers to the Small/Mid Cap Growth Fund.

•
American Century Investment Management, Inc., Boston Partners Global Investors, Inc., Diamond Hill Capital Management, Inc., LSV Asset Management, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Silvercrest Asset Management Group LLC, and Vaughan Nelson Investment Management, L.P. will continue to serve as sub‑advisers to the Small/Mid Cap Value Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The first paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund” is hereby deleted and replaced with the following:

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index (as of April 30, 2025, companies with capitalizations greater than $2.0 billion). The market capitalization of the companies included in the Russell 1000® Index will change with market conditions. While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities, including emerging market securities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Fund had significant exposure to securities of companies in the information technology sector. The Fund follows an investing style that favors growth investments.

2.
The first paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund” is hereby deleted and replaced with the following:

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index (as of April 30, 2025, companies with capitalizations greater than $2.0 billion). The market capitalization of the companies included in the Russell 1000® Index will change with market conditions. While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Fund had significant exposure to securities of companies in the financial sector. The Fund follows an investing style that favors value investments.

3.
The second paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” is hereby deleted and replaced with the following:

While the Fund primarily invests in equity securities of small and mid‑capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Fund had significant exposure to securities of companies in the healthcare, industrials and information technology sectors. The Fund follows an investing style that favors growth investments.

4.
The second paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” is hereby deleted and replaced with the following:

While the Fund primarily invests in equity securities of small and mid‑capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Fund had significant exposure to securities of companies in the financials and industrials sectors. The Fund follows an investing style that favors value investments.

5.
The fourth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: Artisan Partners Limited Partnership (“Artisan Partners”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), LSV Asset Management (“LSV”), Russell Investment Management, LLC (“RIM”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wellington Management Company, LLP (“Wellington Management”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

6.
The fifth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: Artisan Partners Limited Partnership (“Artisan Partners”), Champlain Investment Partners, LLC (“Champlain”), Driehaus Capital Management LLC (“Driehaus”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), Russell Investment Management, LLC (“RIM”), and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

7.
The fifth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: American Century Investment Management, Inc. (“American Century”), Boston Partners Global Investors, Inc. (“Boston Partners”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), LSV Asset Management (“LSV”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Russell Investment Management, LLC (“RIM”), Silvercrest Asst Management Group LLC (“Silvercrest”), and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

8.
The following paragraphs are hereby added to the sub‑sections entitled “Principal Investment Strategies” under the sections entitled “Summary Section – Bridge Builder Large Cap Value Fund,” “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and “Summary Section – Bridge Builder Small/Mid Cap Value Fund,” and the disclosures under the heading

“RIM’s Principal Investment Strategies” in the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund” are hereby deleted and replaced with the following:

RIM’s Principal Investment Strategies
Cash Equitization:
At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.
Completion Portfolio:
At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

9.
The “Derivatives Risk” paragraph in the sub‑sections entitled “Principal Risks” under the sections entitled “Summary Section – Bridge Builder Large Cap Value Fund,” “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and “Summary Section – Bridge Builder Small/Mid Cap Value Fund” is hereby deleted and replaced with the following:

Derivatives Risk. An investment in derivatives (such as futures contracts, currency forwards and total return swaps) may not perform as anticipated by the Sub‑advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps is also subject to counterparty risk, which is described above.

10.
The “Passive Management Risk” paragraph in the sub‑sections entitled “Principal Risks” under the sections entitled “Summary Section – Bridge Builder Large Cap Value Fund,” “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and “Summary Section – Bridge Builder Small/Mid Cap Value Fund” is hereby deleted.

11.
The following paragraph is hereby added to the sub‑sections entitled “Principal Risks” under the sections entitled “Summary Section – Bridge Builder Large Cap Value Fund,” “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and “Summary Section – Bridge Builder Small/Mid Cap Value Fund,” and the “Completion Portfolio Risk” paragraph in the sub‑section entitled “Principal Risks” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund” is hereby deleted and replaced with the following:

Completion Portfolio Risk. As part of a completion portfolio strategy, RIM will seek to achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

12.
The following table is hereby added to the sub‑sections entitled “Sub‑advisers and Portfolio Managers” under the sections entitled “Summary Section – Bridge Builder Large Cap Value Fund,” “Summary Section – Small/Mid Cap Growth Fund” and “Summary Section – Bridge Builder Small/Mid Cap Value Fund”:

RIM

Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co‑Head of Overlay Solutions	Since May 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since May 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since May 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since May 2026
Nick Zylkowski, CFA	Managing Director and Co‑Head of Customized Portfolio Solutions	Since May 2026

13.
The table entitled “RIM” in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund” is hereby deleted and replaced with the following:

RIM

Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co‑Head of Overlay Solutions	Since January 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since January 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since January 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since January 2026
Nick Zylkowski, CFA	Managing Director and Co‑Head of Customized Portfolio Solutions	Since January 2026

14.
The second paragraph under the sub‑section entitled “Bridge Builder Large Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Large Cap Growth Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index (as of April 30, 2025, companies with capitalizations greater than $2.0 billion). The market capitalization of companies included in the Russell 1000® Index will change with market conditions. While the Large Cap Growth Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium or small capitalization companies. The Large Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market securities. The Large Cap Growth Fund may invest in ADRs or GDRs. The Large Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Large Cap Growth Fund’s investment objective. The Large Cap Growth Fund may also invest a portion of its assets in futures contracts, currency forwards and total return swaps, principally for cash equitization purposes, and in securities of REITs, which are companies that own and/or manage real estate properties. The Large Cap Growth Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Large Cap Growth Fund. The Large Cap Growth Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Large Cap Growth Fund had significant exposure to securities of companies in the information technology sector. The Large Cap Growth Fund follows an investing style that favors growth investments.

15.
The second paragraph under the sub‑section entitled “Bridge Builder Large Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Large Cap Value Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index (as of April 30, 2025, companies with capitalizations greater than $2.0 billion). The market capitalization of companies included in the Russell 1000® Index will change with market conditions. While the Large Cap Value Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium or small capitalization companies. The Large Cap Value Fund may invest in securities issued by U.S. and foreign entities. The Large Cap Value Fund may invest in ADRs or GDRs. The Large Cap Value Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and ETFs that have characteristics that are consistent with the Large Cap Value Fund’s investment objective. The Large Cap Value Fund may also invest a portion of its assets in securities of REITs, which are companies that own and/or manage real estate properties. The Large Cap Value Fund may also invest a portion of its assets in futures contracts, currency forwards and total return swaps, principally for cash equitization purposes. The Large Cap Value Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Large Cap Value Fund. The Large Cap Value Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Large Cap Value Fund had significant exposure to securities of companies in the financials sector. The Large Cap Value Fund follows an investing style that favors value investments.

16.
The third paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid‑capitalization companies, it may also invest in securities of large capitalization companies. The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities. The Small/Mid Cap Growth Fund may invest in ADRs or GDRs. The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and ETFs that have characteristics that are consistent with the Small/Mid Cap Growth Fund’s investment objective. The Small/Mid Cap Growth Fund may also invest a portion of its assets in securities of REITs, which are companies that own and/or manage real estate properties. The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures contracts, currency forwards and total return swaps, principally for cash equitization purposes. The Small/Mid Cap Growth Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Small/Mid Cap Growth Fund. The Small/Mid Cap Growth Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Small/Mid Cap Growth Fund had significant exposure to securities of companies in the healthcare, industrials, and information technology sectors. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.

17.
The third paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

While the Small/Mid Cap Value Fund primarily invests in equity securities of small and mid‑capitalization companies, it may also invest in securities of large capitalization companies. The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities. The Small/Mid Cap Value Fund may invest in ADRs or GDRs. The Small/Mid Cap Value Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and ETFs that have characteristics that are consistent with the Small/Mid Cap Value Fund’s investment objective. The Small/Mid Cap Growth Fund may also invest a portion of its assets in securities of REITs, which are companies that own and/or manage real estate properties. The Small/Mid Cap Value Fund may also invest a portion of its assets in futures contracts, currency forwards and total return swaps, principally for cash equitization purposes. The Small/Mid Cap Value Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Small/Mid Cap Value Fund. The Small/Mid Cap Value Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2025, the Small/Mid Cap Value Fund had significant exposure to securities of companies in the financials and industrials sectors. The Small/Mid Cap Value Fund follows an investing style that favors value investments.

18.
The last paragraph under the sub‑section entitled “Bridge Builder Large Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Large Cap Value Fund to the following Sub‑advisers: Artisan Partners, Barrow Hanley, LSV, RIM, T. Rowe Price, and Wellington Management. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

19.
The last paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Small/Mid Cap Growth Fund to the following Sub‑advisers: Artisan Partners, Champlain, Driehaus, Eagle, Federated MDT, RIM and SIMG. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

20.
The last paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Small/Mid Cap Value Fund to the following Sub‑advisers: American Century, Boston Partners, Diamond Hill, LSV, MFS, RIM, Silvercrest, and Vaughan Nelson. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

21.
The following paragraph is hereby added to the sub‑sections entitled “Bridge Builder Large Cap Value Fund – Principal Investment Strategies,” “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” and “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies,” and the sub‑section entitled “Bridge Builder Large Cap Growth Fund – Principal Investment Strategies – RIM’s Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

RIM’s Principal Investment Strategies
Cash Equitization:
At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure.
Completion Portfolio:
At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. This includes monitoring and assessment of risk using a variety of measurements. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning of the Fund.

22.
The following rows in the table summarizing the “Principal Risks of Investing in the Funds” under the section entitled “Additional Information Regarding Principal Risks of Investing in the Funds” are hereby deleted and replaced with the following:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Municipal High- Income Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/ Mid Cap Growth Fund	Small/ Mid Cap Value Fund	International Equity Fund
Completion Portfolio Risk					✓	✓	✓	✓
Forward Contracts Risk		✓			✓	✓	✓	✓	✓
Passive Management Risk									✓
Swap Agreement Risk	✓	✓			✓	✓	✓	✓

23.
In the sub‑section entitled “Principal Risks of Investing in the Funds” under the section entitled “Additional Information Regarding Principal Risks of Investing in the Funds,” the paragraph entitled “Completion Portfolio Risk” is hereby deleted and replaced with the following:

Completion Portfolio Risk. A Fund may seek to achieve the Adviser’s preferred portfolio positioning for the Fund by using a completion portfolio strategy. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings in order to achieve desired Fund exposures. A Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

24.	The following disclosure is hereby added as the seventh paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement with RIM, with respect to the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund will be available in the Funds’ reports filed on Form N‑CSR, which will cover the period from January 1, 2026 to June 30, 2026.

25.	The sub‑section entitled “Sub‑advisers and Portfolio Managers – Large Cap Growth Fund – RIM” under the section entitled “Management of the Funds” is hereby deleted and replaced with the following:
RIM
RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub‑adviser to a portion of the assets of the Large Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Large Cap Growth Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of December 31, 2025, RIM had assets under management of approximately $68.6 billion.

Portfolio Managers:
Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the Large Cap Growth Fund since January 2026.
Mr. Causey, CFA has served as a Senior Director, Co‑Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined Russell Investments in 2004.
Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined Russell Investments in April 2006.
Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined Russell Investments in 2009.
Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined Russell Investments in 2008.
Mr. Zylkowski, CFA has served as a Managing Director and Co‑head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co‑Head of Customized Portfolio Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined Russell Investments in 2005.

26.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Large Cap Value Fund” under the section entitled “Management of the Funds”:
RIM
RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub‑adviser to a portion of the assets of the Large Cap Value Fund under a sub‑advisory agreement with the Adviser on behalf of the Large Cap Value Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of December 31, 2025, RIM had assets under management of approximately $68.6 billion.
Portfolio Managers:
Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the Large Cap Value Fund since May 2026.
Mr. Causey, CFA has served as a Senior Director, Co‑Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined Russell Investments in 2004.
Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined Russell Investments in April 2006.
Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined Russell Investments in 2009.
Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined Russell Investments in 2008.
Mr. Zylkowski, CFA has served as a Managing Director and Co‑head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co‑Head of Customized Portfolio

Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined Russell Investments in 2005.

27.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Growth Fund” under the section entitled “Management of the Funds”:
RIM
RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub‑adviser to a portion of the assets of the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Growth Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of December 31, 2025, RIM had assets under management of approximately $68.6 billion.
Portfolio Managers:
Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the Small/Mid Cap Growth Fund since May 2026.
Mr. Causey, CFA has served as a Senior Director, Co‑Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined Russell Investments in 2004.
Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined Russell Investments in April 2006.
Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined Russell Investments in 2009.
Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was

Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined Russell Investments in 2008.
Mr. Zylkowski, CFA has served as a Managing Director and Co‑head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co‑Head of Customized Portfolio Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined Russell Investments in 2005.

28.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers –Small/Mid Cap Value Fund” under the section entitled “Management of the Funds”:
RIM
RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub‑adviser to a portion of the assets of the Small/Mid Cap Value Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Value Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of December 31, 2025, RIM had assets under management of approximately $68.6 billion.
Portfolio Managers:
Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the Small/Mid Cap Value Fund since May 2026.
Mr. Causey, CFA has served as a Senior Director, Co‑Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined Russell Investments in 2004.
Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined Russell Investments in April 2006.
Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined Russell Investments in 2009.
Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined Russell Investments in 2008.
Mr. Zylkowski, CFA has served as a Managing Director and Co‑head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co‑Head of Customized Portfolio Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined Russell Investments in 2005.
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BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”)

Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”)

Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”)

Supplement dated May 1, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

A.

The Board of Trustees of the Bridge Builder Trust (“Trust”), on behalf of the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund, has approved the termination of the investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (“BlackRock”) and the Trust. Accordingly, all references and information related to BlackRock, with respect to the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund, in the SAI are hereby deleted in their entirety.

B.

Additionally, the Board of Trustees of the Trust (the “Board”) has approved an investment sub-advisory agreement among the Adviser, Russell Investment Management, LLC (“RIM”), and the Trust, pursuant to which RIM will serve as a sub-adviser to an allocated portion of each of the Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund. The termination of BlackRock’s investment sub-advisory agreement and the Board’s approval of an investment sub-advisory agreement among the Adviser, RIM, and the Trust, with respect to the Large Cap Growth Fund, was previously announced in a supplement dated January 22, 2026.

•

Artisan Partners Limited Partnership, Barrow, Hanley, Mewhinney & Strauss, LLC, LSV Asset Management, T. Rowe Price Associates, Inc., and Wellington Management Company, LLP will continue to serve as sub-advisers to the Large Cap Value Fund.

•

Artisan Partners Limited Partnership, Champlain Investment Partners, LLC, Driehaus Capital Management LLC, Eagle Asset Management, Inc., Federated MDTA LLC, and Stephens Investment Management Group, LLC will continue to serve as sub-advisers to the Small/Mid Cap Growth Fund.

•

American Century Investment Management, Inc., Boston Partners Global Investors, Inc., Diamond Hill Capital Management, Inc., LSV Asset Management, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Silvercrest Asset Management Group LLC and Vaughan Nelson Investment Management, L.P. will continue to serve as sub-advisers to the Small/Mid Cap Value Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.

The following disclosure is hereby added to the sub-section entitled “Equity Securities” under the section entitled “Investment Strategies, Policies, Securities and Investments, and Risks” as a new final paragraph:

Passive Management. The portions of certain Funds allocated to a Sub-adviser may be managed so that their total return closely corresponds with the total return of an index. As a result, these

1

Funds face a risk of poor performance if the index being tracked declines generally or performs poorly relative to other indexes or individual stocks, the stocks of companies which comprise the index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the index.

2.

The following disclosure is hereby respectively added to each of the sub-sections entitled “Large Cap Value Fund,” “Small/Mid Cap Growth Fund,” and “Small/Mid Cap Value Fund” under the section entitled “The Funds’ Investment Teams,” and the sub-section entitled “Large Cap Growth Fund – Russell Investment Management, LLC (“RIM”)” under the section entitled “The Funds’ Investment Teams” is hereby deleted and replaced with the following:

Russell Investment Management, LLC (“RIM”), 401 Union Street, 18th Floor, Seattle, Washington 98101, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. RIM is registered as an investment adviser with the SEC and was founded in 1982. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd. For its services as a Sub-adviser, RIM is entitled to receive a fee from the Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information is shown as of March 31, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brian Causey, CFA	-	-	-	-	6	$23.9 billion
Jeremy Field	4	$6.5 billion	3	$295 million	9	$8.5 billion

2

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Evgenia Gvozdeva, PhD	-	-	-	-	-	-
Christina Shockley	-	-	-	-	9	$5.6 billion
Nick Zylkowski, CFA	3	$4.7 billion	4	$4.0 billion	5	$3.0 billion

As of March 31, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund, except Brian Causey, who beneficially owned shares of the Fund within the dollar range of $1-$10,000.

Conflicts of Interest. RIM does not believe that there are any material conflicts with respect to its management of the Fund and other accounts managed by RIM’s portfolio managers. Regardless, to address potential conflicts of interest, RIM has adopted policies and procedures, including those which address the fair allocation of investment opportunities across client portfolios, which are designed and implemented to help ensure that all clients are treated fairly and equitably over time, regardless of their strategy, fee arrangement, or the influence of their owners or beneficiaries. In support of these policies, RIM has also implemented trade oversight and review procedures designed to monitor whether certain portfolios are being favored over other portfolios.

Compensation. RIM portfolio managers (“RIM Managers”) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers are assessed by senior management based on the following:

•

Qualitative measures such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions.

•

Quantitative measures (performance). RIM Managers are evaluated based on quantitative performance assessments for managing the Fund. Performance assessments are customized to the specific strategies RIM implements for the Fund. For completion portfolio strategies, performance is evaluated relative to a target benchmark identified by the Adviser and the strategy’s impact on total Fund performance. For cash equitization strategies, performance is evaluated relative to a target benchmark identified by the Adviser and internal metrics that assess the success of RIM’s implementation. Evaluation is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a fund that does not have 3-years of performance history. A 5-year horizon may be used for a fund with longer absolute return assessment components.

3

RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of Portfolio Management. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of Portfolio Management’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments’ financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit-sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit-sharing plan up to 5% of eligible base pay.

3.	The Russell Investments 2025 Proxy Voting Policy and Guidelines are hereby deleted, and the following Russell Investments 2026 Proxy Voting Policies and Guidelines are added to Appendix B of the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

4

PROXY VOTING POLICIES AND GUIDELINES

2026

Invest without boundaries™

As adopted by:

 Russell Investments Capital, LLC

 Russell Investments Funds Management, LLC

 Russell Investments Implementation Services, LLC

 Russell Investment Management, LLC

 Russell Investments Trust Company

 Russell Investments Canada Limited

 Russell Investments Korea Limited

 Russell Investment Management Ltd

 Russell Investment Group Limited

 Russell Investments France SAS

 Russell Investments Ireland Limited

 Russell Investments Limited

 Russell Investments Group Japan Co., Ltd.

 (the foregoing collectively referred to herein as “Russell Investments”)

CONFIDENTIAL

Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

PROXY VOTING POLICIES AND GUIDELINES /  2

Proxy administration procedures

For over 30 years, Russell Investments has executed a robust, global proxy voting programme that is a foundation of our stewardship efforts. Our documented Proxy Voting Policies and Procedures, along with custom Proxy Voting Guidelines, form the basis of this program. These guidelines, crafted based on industry best practices and regulations, dictate our approach to voting on specific topics. Carefully drafted to uphold our clients’ best interests, our guidelines undergo annual review and updates to align with shareholders’ interests.

While the Proxy Voting Policy and Guidelines comprehensively address most proxy issues with detailed specificity, the Active Ownership Committee (the Committee) acknowledges that certain matters necessitate deeper scrutiny and a non-prescriptive approach. In such cases, the guidelines refer the votes to the Committee for review, as explained in the below.

As part of our process, an external service provider, Glass Lewis, acts as our proxy administrator and is responsible for aggregating proxy ballots received directly from Russell Investments’ custodians and applying our custom guidelines when executing proxy votes. Our internal proxy coordinator monitors voting activity through Glass Lewis’ online platform. Proposals requiring case-by-case review are directed to internal analysts. These analysts conduct individual research and collaborate with the proxy coordinator to provide recommendations to the Committee.

To ensure alignment with our guidelines, the Committee oversees an annual internal audit process, verifying the accuracy of vote execution by Glass Lewis.

1.

Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is to be determined on a case-by-case basis or (b) the Proxy Administrator raises a question regarding a particular matter, the Proxy Administrator shall request direction from Russell Investments’ Active Ownership Committee. The Active Ownership Committee may instruct the Proxy Administrator “not to vote” on any proposal.

2.	The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.

3.	The Proxy Administrator shall vote each proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Active Ownership Committee.

4.

The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.

5.

The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

PROXY VOTING POLICIES AND GUIDELINES /  3

PROXY VOTING POLICIES AND GUIDELINES /  4

A. General considerations

Proxy voting is a fundamental tool that allows shareholders to express support or concern regarding aspects of corporate governance, operations, or disclosures. As stewards of our clients’ capital, we have an obligation to vote responsibly and hold companies accountable on their behalf. These guidelines describe our approach to corporate governance, environmental and social topics, when exercising our voting rights on behalf of our clients.

We apply these guidelines globally, and across all asset classes as required. However, they are designed to accommodate the nuances of specific market requirements, expectations, and local regulations, rather than providing discretion. This ensures that we remain compliant while considering the diverse nature of our capabilities.

While we strive to vote on all our clients’ holdings in all markets, there are instances where this may not be possible due to a practice known as share blocking, which could prevent us from trading for a certain period if we were to vote these shares.

Companies should act transparently and disclose information to shareholders to the fullest extent possible. Therefore, we expect companies to disclose any relevant materials ahead of a General Meeting, providing sufficient time for shareholders to review, analyse and engage upon the information disclosed. In certain instances, when we consider the level of information is inadequate to apply these guidelines, we may choose to vote against a particular proposal.

B. Audit and reporting

1.	Transparency and reporting

The strength of financial controls and the integrity of financial statements form the cornerstone for the healthy operation of the companies we invest in. The board should release a report from an external auditor, offering an impartial and objective assessment of whether the company’s accounts accurately represent its financial position and future prospects.

As a general practice, we tend to support proposals seeking to acknowledge Reports and Accounts signed off as complete by a qualified auditor ahead of the Annual General Meeting (“AGM”). In the event of a qualified opinion, we expect the company to provide a full, comprehensive explanation. In markets where it’s mandatory for companies to present non-financial information statements/reports, we will typically endorse their approval. Yet, we reserve the right to vote against management if the independent assurance service provider raises substantial concerns about the information provided, or if the disclosed information is not sufficient for shareholders to make informed voting decisions.

2.	External auditor

The independence of the external auditor holds significant importance for ensuring the integrity of financial assessments. Excessive non-audit fees could potentially compromise an auditor’s independence, impacting the quality of their audit work. Consequently, it is our expectation that companies provide a transparent breakdown of both audit and non-audit services. In cases where the total non-audit fees surpass the fees paid for audit-related services, we might consider voting against re-electing the external auditor.

PROXY VOTING POLICIES AND GUIDELINES /  5

Companies ought to furnish comprehensive disclosures regarding resolutions for electing or ratifying an external auditor. Specifically, we look for explanations regarding any changes in the external auditor and details about the competitive tender process used to select a new external auditor.

Should it be determined that the effectiveness of the auditor has been compromised, we might opt not to support their re-appointment. Furthermore, we might oppose the re-appointment of an audit company if its lengthy tenure could potentially challenge its independence.

C. Board

1.	Size

The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors’ interests. Directors should provide corporate leadership but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. Holding executives accountable for their actions is a critical responsibility of the board.

Ensuring that a company’s board is suitable for the size and nature of the business is paramount. It is crucial that the size of the board does not compromise the dynamics of the board and an efficient decision-making process.

2.	Board effectiveness

The effectiveness of the board relies heavily on how it is structured and composed. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis considering the company’s performance and total governance structure, we prefer to see mechanisms that promote:

•	Independence: A board free from management influence is better equipped to oversee strategy and assess performance and executive compensation objectively.

•

Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders’ ability to fill vacancies or to remove directors without cause.

•	Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered.

•	Competence: Companies should seek directors whose skills and expertise add value to the board.

In contested elections, where shareholders nominate alternate directors in opposition to management’s choices, we consider various factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

PROXY VOTING POLICIES AND GUIDELINES /  6

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Stock ownership positions of the proponents.

We prefer directors to be elected to the board on an annual basis and be accountable to shareholders by approval of a majority of shares voted in favour on each resolution.

3.	Leadership

In advocating for effective corporate governance, there is a recognition of the importance of separating the roles of the Chair and Chief Executive Officer (CEO) within a company. This separation, particularly in controlled companies where either the chair or CEO holds substantial shares, ensures a clearer division of responsibilities at the highest level.

When the chair and CEO roles are consolidated, there is an expectation for companies to provide comprehensive explanations regarding why this combination serves the best interests of the company. Regular reviews of this structure are also encouraged.

There is a distinct preference for an independent non-executive Chair of the Board, and it is recommended that companies appoint a Lead Independent Director, even in cases where the chair is already independent.

When assessing proposals that would require the positions of chairman and CEO to be held by different persons, we will consider:

•	Whether a designated lead director has been elected by and from the independent board members with clearly delineated duties. At a minimum these include:

o	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

o	Serves as liaison between the chairman and the independent directors;

o	Approves information sent to the board;

o	Approves meeting agendas for the board;

o	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

o	Has the authority to call meetings of the independent directors; and

o	If requested by major shareholders, assurance that they are available for consultation and direct communication

•	Level of independence of the board and the key committees.

•

Whether the company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.

•	Established governance guidelines.

While it may be appropriate in certain cases for CEOs to simultaneously serve as chair of the board, we may decide to vote against the chair of the governance or nominations committee if the company lacks both an independent chair and an independent lead director.

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4.	Independence

In evaluating board composition, the emphasis lies on fostering an optimal blend of directors with appropriate, relevant and diverse industry backgrounds. Additionally, the inclusion of a substantial number of independent directors within boards is deemed essential.

For non-controlled companies, a target independence level of at least 50 percent is typically sought, while controlled companies are encouraged to have at least one third of their board constituted by independent directors.

A director might be considered non-independent if:

•	They have been an employee of the company or group within the past five years.

•

Have, or had within the past three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company.

•	They have received or receive additional remuneration from the company, apart from a director’s fee, such as the company’s share option, performance-related pay or pension scheme.

•	They have close family ties with any of the company’s advisers, directors, or senior employees.

•	They hold cross-directorships or have significant links with other directors through involvement in other companies or bodies.

•	They have served on the board for more than 12 years from the date of first election.

•	They represent a significant shareholder.

While the aforementioned criteria provide a general framework, more rigorous criteria and benchmarks may be applied to align with local governance standards.

5.	Diversity

A diverse and inclusive board is pivotal for effective decision-making, aligning with the company’s long-term strategy, purpose, and the interests of its stakeholders. This includes individuals from different genders, age ranges, ethnicities, nationalities, social and economic origins, professional skills, and personal attributes. Proposals aimed at enhancing board diversity typically receive our support as they contribute toward fostering a more inclusive decision-making environment.

6.	Overboarding

The issue of over-commitment raises concerns about the potential compromise in the quality of board and director executive responsibilities, according to our assessment. We advocate for directors to have the necessary time to effectively fulfill their duties to shareholders.

As a general approach, we tend to oppose the election of a director who:

•	Serves as an executive officer of any public company while serving on more than one public company boards; or

•	Serves on more than four public company boards.

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We generally count board chair positions as two board seats given the increased time commitment associated with these roles.

When evaluating whether a director’s service on an excessive number of boards might limit their ability to dedicate sufficient time to board duties, we may consider additional factors. These include attendance levels, the size and locations of other companies where the director serves on the board, the nature of their roles (including committee memberships) at these companies, and whether they hold executive or non-executive positions at large, privately-held companies. Furthermore, because we believe that executives will generally prioritise attention to executive duties, we may choose not to vote against overcommitted directors at the companies where they serve in an executive function.

7.	Board Committees

Encouraging robust governance practices, it is advisable for all boards to establish three vital Board Committees: an Audit Committee, a Nomination Committee, and a Remunerations Committee. The key committees should be comprised of non-executive directors and whilst we expect the Audit and Remuneration Committee to be fully independent, the expectation for the Nomination Committee is to be at least 50% independent. Furthermore, we also expect at least one member of the Audit Committee to have audit, accounting, or appropriate financial expertise.

Transparency is crucial, and we advocate for boards to publicly disclose the primary roles and responsibilities of each committee to enhance accountability and clarity in their functioning.

8.	Attendance

Ensuring accountability among directors is crucial to uphold their responsibilities to shareholders. Director attendance at board meetings is vital to ensure their contributions to board decisions and to guarantee that fiduciary duties to investors are fulfilled.

For transparency and accountability purposes, we encourage companies to facilitate investor assessment of directors’ attendance at both board and committee meetings by disclosing attendance records.

As a guiding principle, we may opt not to support directors who have attended fewer than 75% of the board and committee meetings held. This threshold is considered important in maintaining a robust level of commitment to board responsibilities and fostering effective governance.

D. Capital

1.	Allocation

Companies are encouraged to promote transparency by publicly disclosing their dividend policy. In principle, we tend to support management proposals to approve dividends unless we have concerns regarding the overall level set for payment, or the balance between return for shareholders and future capital investment.

2.	Issuance

The responsibility for determining a company’s capital structure primarily rests with the board. When a company proposes to allocate net profits or losses to reserves, to transfer reserves between accounts, the capitalisation of reserves, profits, or issue premiums we will generally support management unless there is evidence of misconduct.

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Regarding share issuance, our stance emphasises the need for shareholder approval. We typically support only reasonable share issuance authorities, evaluating their potential impact on long-term shareholder value and the dilutive effect of the issuance. Our general guideline caps the issuance without pre-emptive rights at a maximum of 20% of the share capital, though this may vary depending on market practices and regulatory requirements.

When assessing proposals related to issuing common and/or preferred shares as part of a debt-restructuring plan, several considerations come into play. These include evaluating potential dilution effects on existing shareholders’ ownership interests and future earnings, determining if the transaction might lead to a change in control, and discerning whether the debt restructuring primarily stems from the threat of bankruptcy, potentially impacting shareholder value significantly.

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A gearing level up to 100 percent is generally deemed acceptable, as exceeding this threshold might prompt markets and financial analysts to potentially downgrade the company’s bond rating, thereby increasing its investment risk.

3.	Share repurchase

Typically, we tend to support company proposals for implementing share buyback schemes, except in cases where the limit is not in line with market practice. It is our view that buybacks executed at a considerable premium to the market price might not serve the best interests of shareholders.

When the company specifies its intention to use the authorisation during a takeover bid, we believe that the share buyback becomes an anti-takeover measure, and we may choose to vote against the proposal.

E. Corporate transactions

1.	Significant changes

Companies undergoing significant structural changes are generally expected to seek approval from shareholders. Similarly, adequate information provision by companies is crucial for investors to make informed voting decisions. We evaluate corporate transactions within the context of their specific and unique circumstances. We may oppose transactions that deviate from shareholders’ interests or when disclosure falls below expected market standards. Regarding mergers up for voting, several key considerations are taken into account:

•	Understanding the context leading to the proxy contest.

•	Evaluating arguments presented for and against the proposed merger.

•	Assessing anticipated financial and operational benefits.

•	Analysing the offer price in terms of cost versus premium.

•	Reviewing the prospects of the combined entities post-merger.

•	Evaluating the negotiation process for the deal.

•	Scrutinising changes in corporate governance and their potential impact on shareholder rights.

•	Considering the long-term economic outlook of the combined companies.

•	Incorporating insights from our subadvisors in the decision-making process.

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2.	Related-party transactions

The board should implement a related party transactions policy and have a robust process for approving, reviewing and monitoring any potential conflicts of interest.

Shareholders ought to possess the right to approve significant related-party transactions. This approval ideally relies on the majority vote of disinterested shareholders, ensuring a fair and unbiased decision-making process. Generally, we will support any transaction which falls within the company’s regular course of business, so long as the terms of the transaction have been verified to be fair and reasonable by an independent auditor or independent board committee, in accordance with prevailing market practice. This approach aims to ensure transparency and fairness in dealings, fostering confidence among stakeholders in the company’s operations.

F. Shareholder rights and governing documents

1.	Governance polices

Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance.

When scrutinising new or revised articles, the focus is on assessing the potential impact on shareholder value. Each modification is evaluated to determine whether it improves or diminishes the existing provisions. Moreover, the analysis delves into whether the failure to pass a resolution would lead to an immediate loss of shareholder value.

In essence, we tend to support amendments to articles of association if they are legally necessary, if management provides adequate reasoning, if the impact on shareholder value is neutral or favourable, and if shareholder rights remain safeguarded. In the case of bundled proxy proposals that are conditioned upon each other, we will vote in favour of the bundle if we would support each proposal individually. Conversely, we will vote against the bundle if we would oppose any one of the proposals individually.

2.	General meetings

The board should ensure that the meeting agenda is made available on the company’s website prior to the meeting taking place, allowing shareholders a reasonable period of time to review the materials provided. The agenda should be clear and include the date, format and location of the meeting. Additionally, it should contain comprehensive information about the matters that will be deliberated upon during the meeting.

It’s essential that the agenda is properly structured and itemised. Russell Investments encourages companies to present resolutions separately rather than combining multiple items under a single resolution. This approach ensures clarity and allows for a more focused and detailed discussion of individual agenda items.

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3.	Minority rights

Russell Investments supports the “one-share, one-vote” principle, and as a result we do not endorse the implementation of multiple-class capital structures or the issuance of shares with differing voting rights.

We consider the ability to call a special meeting or to put resolutions to a shareholder meeting agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that strike a balance: high enough to prevent misuse but low enough to enable smaller shareholders to address pertinent issues during shareholder meetings.

Moreover, we advocate for shareholders’ ability to nominate candidates for the Board of Directors. We generally support shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years.

4.	Takeover defense

Russell Investments maintains a cautious stance regarding anti-takeover measures. In cases where the renewal of an existing poison pill is proposed, we conduct a thorough assessment based on individual circumstances. This evaluation considers the rationale presented by the company proposing the measure and the potential impact on current shareholders in the event of its implementation. Our assessment involves examining specific attributes, such as:

•	Flip-in or flip-over provisions of 20% or higher.

•	Inclusion of a sunset provision lasting two to three years.

•	Absence of dead-hand or no-hand features.

•

Incorporation of a shareholder redemption feature. If the board declines to redeem the pill within 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek written consent to vote on rescinding the pill.

G. Remuneration

1.	General principles

Russell Investments supports annual votes on executive remuneration as it provides shareholders with a regular channel to communicate their views and concerns regarding the company’s executive compensation practices.

We expect companies to disclose the compensation paid to directors on an individual basis and with a level of detail which will permit shareholders to conduct a fair assessment of company practices.

2.	Executive compensation policy and report

Effective alignment of interests among executive directors, the workforce, and shareholders with a company’s strategy and performance is an essential consideration in assessing remuneration packages. Our analysis typically focuses on several key points:

•

Companies are encouraged to implement well-structured remuneration packages that foster the creation and sustainability of long-term value. Such packages should align with the company’s strategic priorities and values.

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•

While we support companies incorporating material ESG risks and opportunities into their long-term strategic planning, we emphasise that the inclusion of ESG metrics in compensation programs should be based on each company’s unique circumstances. We advocate for companies providing shareholders with clear disclosures outlining the rationale for selecting specific ESG metrics, the target-setting process, and corresponding payout opportunities. Although we generally encourage companies to set long-term targets for their environmental and social ambitions, we acknowledge that not all compensation schemes may be suitable for incorporating ESG metrics. The board holds responsibility for ensuring that executive compensation levels are reasonable in relation to the company’s size, scope, and achieved performance. Generally, compensation should target the median of peer groups and align with predetermined performance targets. Moreover, executive compensation should consider the broader workforce’s pay levels.

•	Companies are expected to establish appropriate levels of fixed pay. Changes in the lead executive’s salary exceeding 10% require suitable justifications to gain our support.

•	We endorse the adoption of clawback/malus policies and encourage companies to require management to hold a substantial shareholding in the company to better align their interests with shareholders’.

•	Severance payments to executive officers should be set at reasonable levels. Our approach to severance payments is further discussed in the termination section below.

3.	Benefits and pension

Post-employment and other benefits include pensions, healthcare and other benefits that may be provided during and after employment. If companies opt for these types of remuneration, it is crucial to integrate these structures thoughtfully into the broader philosophy and framework of the overall compensation plan. Russell Investments generally expects pension provisions for executive directors, both those newly appointed and incumbent executives, to be in line with those available to the majority of the wider workforce.

4.	Long term incentive plans

We encourage companies to provide comprehensive disclosure regarding their Long-Term Incentive Plans (LTIPs), emphasising the necessity for full details on the upcoming year’s performance conditions.

Regarding long-term incentives, several aspects are considered favourable:

•	A minimum performance duration of three (3) years is preferred, with encouragement for post-vesting retention periods.

•

The use of multiple performance metrics is supported as it offers a more comprehensive assessment of a company’s performance and reduces the potential for manipulation compared to relying on a single metric.

•	Incorporation of at least one relative performance metric that compares the company’s performance to relevant peers or indices is recommended.

•	Vesting based on relative performance metrics should not occur for performance below the median.

•	Vesting scales should be designed to incentivise higher levels of performance.

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•	Re-testing is not allowed.

•	Implementing stretch targets that motivate executives to strive for exceptional performance is encouraged.

•	Individual limits should be expressed as a percentage of base salary.

•	Dilution levels should align with local market practices.

5.	One-off payments

We take careful consideration to identify egregious compensation practices, which may involve approving substantial one-time payments, inappropriate and unjustified use of discretion, or consistently poor pay-for-performance practices.

When discretion to alter the monetary outcome of total remuneration is applied, we expect the company to state:

•	The main reasons behind the decision leading to the use of discretion;

•	Whether their discretion policy applies to revising pay upwards as well as downwards; and

•	The elements of pay to which discretion may be applied.

We may choose to vote against the entire committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion in determining variable remuneration, or sustained poor pay-for-performance practices.

6.	Termination

Setting severance payments for executive officers at reasonable levels is considered essential by Russell Investments. Generally, we will not support severance payments that exceed the upper limit of general market practice. All incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to a change in control. Severance payments should be limited to situations where the company terminates employment without cause, death, or disability. Remuneration committees should ensure that the company has a policy that caps or limits the amount of severance that can be paid.

We closely monitor golden parachutes and expect these plans to incorporate double trigger conditions.

7.	Non-executive Director compensation policy

Russell Investments considers the structuring of non-executive compensation to be crucial for ensuring alignment with long-term shareholder interests while preserving director independence. We advocate for non-executive fees to be reasonably comparable to those within a company’s country and industry peers, taking into account the time commitment necessary for directors to fulfill their duties to shareholders satisfactorily. In line with these objectives, we do not support non-executive directors receiving performance-based compensation, retirement benefits, or excessive perks.

H. Mutual fund proxies

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

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Decisions regarding a fund’s structure or its relationship with its investment advisor or sub-advisors are typically entrusted to the management and the board members. However, exceptions arise in cases of severe misconduct or illegal activities that could jeopardise shareholder interests. Consequently, we place particular emphasis on the following key areas:

•	The terms of any amended advisory or sub-advisory agreement.

•	Assessing alterations in the fee structure paid to the investment advisor.

•	Evaluating any significant changes to the fund’s investment goals or strategies.

I. Environmental and Social Issues

1.	Say on climate

Russell Investments recognises climate change as one of the defining, global challenges of this generation and as a material investment issue that crosses regions and industries. Our policy is to research, measure, report and consider climate change risk and opportunities as an integral part of our investing practice, our active ownership, and our business operations.

At Russell Investments, we look to understand thoroughly the implications of climate change for investing, to research robust and thoughtful solutions, and to provide our clients with the information they need. To this end, for companies with material exposure to climate risk stemming from their own operations, we expect companies to provide a level of transparency required to better understand how they may be impacted by climate-related risks and opportunities, and how they have embedded climate change into their strategy. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. Therefore, in instances where we find either of these disclosures to be absent or significantly lacking, we may choose to vote against responsible directors.

Since 2019, we have been an official supporter of the Task Force on Climate-Related Financial Disclosure (TCFD), and, as such, we endorse the TCFD’s recommendations through which companies can provide more effective climate-related disclosures that promote more informed financial decision making.

When evaluating management-sponsored votes on climate plans and reports, we consider several factors on a case-by-case basis:

•

Governance of the vote - We look for companies to provide shareholders with context as to how they view the roles of the board and shareholders in executing their plans. We will also look closely at what the proposal is asking shareholders to approve. We may choose not to support the vote when the proposal shifts the responsibility of setting climate change strategy onto shareholders;

•	The company’s industry, size and peer comparison;

•	Assessment of the company’s greenhouse gas (GHG) emissions targets, ensuring reasonableness in light of its operations and risk profile.

•	Evaluation of the company’s stage in its climate reporting journey, considering whether they have a history of reporting and engaging with shareholders on climate risk; and

•	Our engagement activities and our subadvisors’ input.

For shareholder proposals related to climate change, in addition to this assessment we apply the approach summarised below.

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2.	Shareholder proposals

Management and the board typically hold the expertise and proximity needed to make strategy and policy decisions concerning environmental, social, and political issues. However, we may support shareholder proposals that highlight a company’s inadequate handling of an issue directly linked to shareholder value or risk mitigation. When evaluating such proposals, we consider several factors:

•	Inadequacies in current practices or disclosures impacting shareholder value or risk mitigation.

•	Addressing peer-relative deficiencies.

•	Avoiding duplicating existing practices.

•	Lack of commitment from the board to address concerns raised by proponents.

•	Relevance of the topic to the company’s sector and operations.

•	Avoiding excessive prescription in detailing strategy or operational decisions.

For the topics outlined below, we also have taken into consideration the following:

Consumer issues

We generally vote against proposals requesting companies implement specific price restraints on its products or requiring that a company reformulate its products unless an egregious issue is identified.

Workplace safety, product safety, and toxic/hazardous materials

Recognising the significance of safety and its impact on reputation and shareholder value, we generally rely on management to assess risks but may consider supporting well-crafted proposals in cases of credible evidence of egregious behaviour or unresponsiveness to shareholder requests.

Tobacco

We generally do not support shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless supported by a strong investment case.

Equal opportunity

We will support proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity. Furthermore, we would be supportive of proposals to extend company benefits to domestic partners.

Environment

We may choose to support proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region. However, we assess on a case-by-case basis proposals relating to a company’s interaction with the environment, including the following scenarios:

•	Call for the reduction of greenhouse gas emissions.

•	Request that a company report on the safety and/or security risks associated with their operations and/or facilities.

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•	Seek that a company adopt a comprehensive recycling strategy.

•	Request that a company invest in renewable energy resources.

Political issues

We will generally support proposals seeking increased disclosure of corporate lobbying or political contributions if:

•	Current disclosures are insufficient and/or significantly lagging peers.

•	The company faces significant risk as a result of its political activities.

•	There is no explicit board oversight or inadequate board oversight of such contributions.

•	The company is mismanaging corporate funds through lobbying or political contributions.

We will not support proposals requesting the company to publish in public media any political contributions.

Labour, human rights, international oversight

We will generally support advocating for sufficient oversight of foreign operations to prevent unethical or illegal conduct, including but not limited to bribery, environmental exploitation, human rights violations, and money laundering.

Water issues

We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.

Pharmaceutical policy, pricing, and access

While we recognise the increased political and regulatory risks associated with pharmaceutical pricing and access, governments are ultimately the appropriate bodies to dictate national healthcare policies. Regarding healthcare-related proposals, we may choose to support the proposal if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk.

We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we generally vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.

In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.

3.	Environmental and social risk oversight

Insufficient oversight of critical environmental and social concerns can pose legal, financial, regulatory, and reputational risks that might adversely affect shareholder interests. Consequently, it’s crucial for companies to ensure their boards exercise clear oversight of these material risks, including those of an environmental or social nature. In cases where the governance chair of a company fails to provide explicit disclosure regarding the board’s role in overseeing these issues, Russell Investments may opt not to support them.

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J. Appendix

1.	Active Ownership Committee

Our Active Ownership Committee manages a globally consistent and rigorous approach to proxy voting and engagement activities. Supporting the Committee, the Active Ownership Team oversees our proxy voting policies, procedures, guidelines and voting decisions, whilst continuing to develop our processes to meet evolving client needs and expectations. The Active Ownership Committee is made up of experienced Russell Investments professionals from a variety of roles, including portfolio management, manager research and investment strategy.

The Active Ownership Committee meets regularly to review and propose adjustments that ensure our proxy voting policy and guidelines are aligned with current best practices.

2.	Referred items

The Committee reviews those proposals that require more scrutiny and a non-prescriptive approach, and any proposals that are not specifically addressed in the guidelines. At Russell Investments, we believe good stewardship requires careful consideration of each proposal on its individual merits.

To this end, the Committee evaluates each proposal considering the following factors:

•	Our internal proxy analyst research,

•	External research from our proxy administrator,

•	External research from Sustainalytics,

•	Input from our sub-advisers on voting and engagement,

•	Input from the Active Ownership Team when a Russell Investments-led engagement has been previously conducted.

3.	Stock lending

As a fiduciary, Russell Investments maintains the voting rights for all holdings. We do not delegate voting to any of our sub-advisers, though in some cases we may reach out to a sub-adviser for additional information regarding specific proxy votes. Our proxy administrator, Glass Lewis, is responsible for managing the proxy ballots that Russell Investments receives based on our holdings, and all of these ballots are in turn monitored by Russell Investments’ internal proxy coordinator using Glass Lewis’ online Viewpoint platform. The proxy coordinator is responsible for ensuring that all of Russell Investments’ voting rights are exercised and conducts a quarterly review of accounts which should have voting rights against the accounts on record with Glass Lewis.

Our policy on securities lending as it applies to proxy voting ensures that we exercise full voting rights on behalf of our clients. Glass Lewis currently produces a weekly report of shares with upcoming proxy votes that meet pre-determined criteria for potential restriction and/or recall. We restrict these securities (either 15 business days out from the record date, or as soon as we are notified, whichever comes first) from being loaned before their record date, recalling any loans as necessary. The restriction is lifted one business day after the record date.

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4.	Proxy voting conflict of interest procedures

Where Russell Investments maintains the voting rights for underlying securities, it appoints a proxy administrator that acts within the guidelines set out in Russell Investments Proxy Voting Policy. Our proxy voting policies and procedures are designed to ensure that those proxy voting decisions; (i) are made in accordance with the best interests of clients; and (ii) enable the Active Ownership Committee to resolve any material conflicts of interest relating to voting and engagement.

Proxy Voting Guidelines are constructed to be aligned with international good practices and standards, in order to protect shareholders’ rights. The Guidelines are applied to all votable proxy items, without exception, for issuers that currently have, or recently had, an existing relationship with Russell Investments, as either a client or vendor.

For any votes referred to the Active Ownership Committee, potential conflicts of interest are mitigated by (i) the committee structure itself, which requires a quorum for a final vote, and (ii) all votes submitted by committee members requiring a certification attesting that the voting member has no knowledge of any potential conflicts of interest between the client, Russell Investments and its affiliates, as well as no personal material conflicts (such as personal stock ownership).

5.	Proxy voting reporting

Russell Investments proxy voting records are publicly available on our website here. We do not publish vote rationales beyond those described in our custom Proxy Voting Guidelines. We also publish an annual Investment Stewardship Report that summarises our proxy voting and engagement activity.

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Where to next?

Contact the Active Ownership Team at activeownership@russellinvestments.com

About Russell Investments

Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.

IMPORTANT	INFORMATION

This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.

Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.

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